EXHIBIT 10.77

2012 FORMS OF EMPLOYEE STOCK OPTION, RESTRICTED STOCK,

AND RESTRICTED SHARE UNIT AGREEMENTS

FORMS OF EMPLOYEE STOCK OPTION AGREEMENTS

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«First_Name_MI» «Last_Name»

GRANT DATE:	, 20

OPTION PRICE:	$ per share

COVERED SHARES:	«Shares»

1. Definitions; Grant of Option. Certain terms used in this Nonstatutory Stock Option Agreement (the “Agreement”) are defined in Section 7 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Optionee named above (“Optionee”) an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price. The Option is subject to acceptance by Optionee in accordance with Section 12 and is subject to the terms and conditions of the Agreement and the Plan.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option.

2.2 Option Period. Except as otherwise set forth in Section 2.3, the Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable at any time and from time to time through the Expiration Date as defined in Section 7.18, including and subject to the early termination provisions set forth in said definition.

To the extent that the Option or relevant portion thereof is then outstanding and the Expiration Date has not yet occurred, the Option will become exercisable as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Option has previously become exercisable pursuant to another subsection of this Section 2.2, the Option will become exercisable as follows:

(i) as to one-third (1/3rd) of the Covered Shares (rounded down to the nearest whole Share), commencing on the first (1st) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such anniversary date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Grant Date;

(ii) as to one-half (1/2) of the remaining Covered Shares (rounded down to the nearest whole Share), commencing on the second (2nd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such anniversary date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date; and

(iii) as to the remaining Covered Shares, commencing on the third (3rd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such anniversary date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Disability and not for Cause, the Option will become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(d) If, after the occurrence of a Change of Control Triggering Event but prior to the occurrence of a Change of Control Failure or of the Change of Control triggered by the Change of Control Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Option will become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Option is outstanding but has not yet become fully exercisable at the time a Change of Control occurs, the Option will become exercisable as to all then outstanding Covered Shares as to which it has not otherwise become exercisable, effective as of the day immediately prior to the occurrence of the Change of Control, provided that, at the time the Change of Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose Option, or portion thereof, has not yet become exercisable but is then outstanding and continues to qualify for becoming exercisable pursuant to the terms of Section 2.2(a)(i), (ii) and/or (iii).

(f) The Compensation Committee or its delegate may in their sole discretion, but need not, accelerate the date as of which all or any portion of the Option first becomes exercisable subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Judicial Criminal Proceedings. If any criminal charges are brought against Optionee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation, then to the extent that the Option is then outstanding and exercisable or would otherwise become exercisable, the Compensation Committee may determine to suspend the exercisability of the Option or to require the escrow of the proceeds of any exercise of the Option.

Any such suspension or escrow is subject to the following restrictions:

(a) It may last only until the earliest to occur of the following:

(i) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation;

(ii) resolution of the criminal proceedings in one of the following ways: (A) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (B) Optionee has been acquitted of such alleged felony; or (C) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(iii) Optionee’s death;

(iv) the occurrence of a Change of Control; or

(v) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(b) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of the Option to Optionee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (a)(ii) or (a)(v) above.

2.4 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Option and has not filed a designation of beneficiary form as specified above, the Option, to the extent outstanding and exercisable, will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. If corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur, the Compensation Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Option is outstanding and has not yet been exercised and in the Option Price that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of

Optionee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation cancellation of the Option immediately prior to the effective time of such Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of such Corporate Transaction.

All determinations hereunder shall be made by the Compensation Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Option.

4.1 Notice and Effective Date. The Option, to the extent outstanding and exercisable, may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, and by paying in full the aggregate Option Price with respect to that portion of the Option being exercised and satisfying any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System or successor regulation and in such manner as may be permitted by PNC from time to time consistent with said Regulation T or successor regulation.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Agreement as Annex B shall be used to exercise the Option and the form attached to the Agreement as Annex C shall be used to make tax payment elections.

In the event that the Option is exercised, pursuant to Section 2.4, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained by PNC as provided in Section 4.3.

7. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

7.1 “Agreement” means the Nonstatutory Stock Option Agreement between PNC and Optionee evidencing the Option granted to Optionee pursuant to the Plan.

7.2 “Board” means the Board of Directors of PNC.

7.3 “Cause” and “termination for Cause.”

(a) “Cause” and “termination for Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of this Section 7.3(a) only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” and “termination for Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Optionee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Optionee, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of this Section 7.3(b) only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

7.4 “CEO” means the chief executive officer of PNC.

7.5 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 7.5(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 7.5(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

7.6 “Change of Control Employment Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain payments and benefits upon a qualifying termination of employment following a change of control.

7.7 “Change of Control Failure” means the following:

(a) with respect to a Change of Control Triggering Event described in Section 7.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a Change of Control Triggering Event described in Section 7.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

7.8 “Change of Control Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a Business Combination, other than an Excluded Combination, as described in Subsection (c) of the definition of Change of Control contained in Section 7.5; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

7.9 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

7.10 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 7.15(a), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

7.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

7.12 “Corporation” means PNC and its Consolidated Subsidiaries.

7.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a Change of Control Triggering Event and (ii) the date of a Change of Control and (b) ending on the date that is two (2) years after the date of the Change of Control; provided, however, that in the event that a Coverage Period commences on the date of a Change of Control Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a Change of Control Failure and (y) the date that is two (2) years after the date of the Change of Control triggered by the Change of Control Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

7.14 “Covered Shares” means the number of shares of PNC common stock that Optionee has the option to purchase from PNC pursuant to the Option. The number of Covered Shares is specified on page 1 of the Agreement.

7.15 “Detrimental Conduct” means:

(a) Optionee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Optionee’s Termination Date and, if different, (ii) the first date after Optionee’s Termination Date as of which Optionee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Optionee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Optionee was not such an executive officer), whichever is applicable, determines that Optionee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Optionee and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

7.16 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Optionee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Optionee has been determined to be eligible for U.S. Social Security disability benefits, Optionee shall be presumed to be Disabled as defined herein.

7.17 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to receipt by PNC of full payment of the aggregate Option Price, calculation by PNC of the applicable withholding taxes, and receipt by PNC of payment for any taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

7.18 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires, which will be the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections 7.18(b) through 7.18(d) (with the Option expiring on the first date determined under any of such sections);

provided, however, if there is a Change of Control, then notwithstanding Sections 7.18(c) and 7.18(d), to the extent that the Option is outstanding and exercisable or becomes exercisable at the time the Change of Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change of Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change of Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change of Control occurs by virtue of the application of one or more of the exceptions set forth in Section 7.18(c) and at least one of such exceptions is still applicable at the time the Change of Control occurs.

In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Compensation Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not the Option has become exercisable and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Compensation Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not the Option has become exercisable, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section 7.18(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is exercisable on the Retirement date or thereafter becomes exercisable pursuant to Section 2.2 of the Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(4) Disability. If Optionee’s employment is terminated by the Corporation by reason of Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(5) Displacement Benefits Plan or Agreement or Arrangement in lieu of or in addition to Displacement Benefits Plan. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or one of its subsidiaries under an applicable PNC or subsidiary Displacement Benefits Plan, or any successor plan by whatever name known (“Displacement Benefits Plan”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or one of its subsidiaries and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a subsidiary and Optionee in lieu of or in addition to the Displacement Benefits Plan, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option has already become exercisable; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Agreement, the entire Option, whether or not it has become exercisable, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the Option (or portion thereof) has become exercisable while Optionee was still an employee of the Corporation but will expire on Optionee’s Termination Date unless the conditions set forth in this Section 7.18(c)(5) are met, then such Option or portion thereof will not terminate on Optionee’s Termination Date, but Optionee will not be able to exercise the Option after such Termination Date unless and until all of the conditions set forth in this Section 7.18(c)(5) have been met and the Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(d) Detrimental Conduct. If the Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section 7.18(c), then notwithstanding the provisions of such exception or exceptions, the Option will expire on the date that PNC determines as set forth in Section 7.15 that Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement, if such date is earlier than the date on which the Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control.

7.19 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

7.20 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

7.21 “Good Reason” means:

(a) (i) the assignment to Optionee of any duties inconsistent in any respect with, or any other diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities such that Optionee’s position, authority, duties or responsibilities are not at least commensurate in all material respects with the most significant of those held, exercised and assigned to Optionee at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) the assignment to Optionee of any duties inconsistent in any material respect with, or any other material diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to the Change of Control Triggering Event, excluding in either case for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary to an annual rate (i) that is less than 12 times the highest monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the 12-month period immediately preceding the month in which the Change of Control occurs or, if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) that is less than 12 times the monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the month immediately preceding the month in which the Change of Control Triggering Event occurs;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the Change of Control Triggering Event or the Change of Control;

(d) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue Optionee’s participation in annual bonus, long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs that provide Optionee with annual bonus opportunities, long-term incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, no less favorable, in the aggregate, than the most favorable of those provided by the Corporation for Optionee under such plans, practices, policies and programs as in effect (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event; or

(e) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue to provide Optionee with benefits under welfare benefit plans, practices, policies and programs provided by the Corporation (including, without limitation, medical, prescription, dental, vision, disability, employee life, group life, accidental death and travel accident insurance plans and programs) no less favorable, in the aggregate, than those provided to Optionee under the most favorable of such plans, practices, policies and programs in effect for Optionee (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event.

7.22 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Option is authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

7.23 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

7.24 “Option” means the option to purchase shares of PNC common stock granted to Optionee pursuant to the Plan in accordance with the terms of Article 6 of the Plan and evidenced by the Agreement.

7.25 “Option Period” means the period during which the Option may be exercised, as set forth in Section 2.2 of the Agreement.

7.26 “Option Price” means the dollar amount per share of PNC common stock at which the Option may be exercised. The Option Price is set forth on page 1 of the Agreement.

7.27 “Optionee” means the person to whom the Option is granted and is identified as Optionee on page 1 of the Agreement.

7.28 “Person” has the meaning specified in the definition of “Change of Control” in Section 7.5.

7.29 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

7.30 “PNC” means The PNC Financial Services Group, Inc.

7.31 “Retire” or “Retirement” means, for purposes of this Option and all PNC stock options held by Optionee, whether granted under the Plan or under an earlier PNC plan, termination of Optionee’s employment with the Corporation at any time and for any reason (other than termination by reason of Optionee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Optionee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

7.32 “Retiree” means an Optionee who has Retired.

7.33 “SEC” means the United States Securities and Exchange Commission.

7.34 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

7.35 “Share” means a share of authorized but unissued PNC common stock or a reacquired share of PNC common stock, including shares purchased by PNC on the open market for purposes of the Plan or otherwise.

7.36 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

8. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Optionee for any period or in any way alter Optionee’s status as an employee at will.

9. Subject to the Plan and the Compensation Committee; Entire Agreement. In all respects, the Agreement, the Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which has been made available to Optionee and is incorporated by reference herein and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. In addition, the Agreement and the Option are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Grant Date. The Agreement constitutes the entire agreement between Optionee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

10. Optionee Covenants.

10.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 10 and 11 hereof by virtue of receiving this Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Optionee from earning a living.

10.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 10.2 while employed by the Corporation and for a period of one year after Optionee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Optionee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Optionee’s Termination Date, or (iii) was, as of Optionee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period or, if Optionee was a party to a Change of Control Employment Agreement that was in effect at the time of such termination of employment, within three years after the occurrence of a Change of Control, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 10.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of one year after Optionee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

10.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

10.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 10.4 shall be performed by Optionee without further compensation and shall continue beyond Optionee’s Termination Date.

11. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

11.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

11.2 Equitable Remedies. A breach of the provisions of any of Sections 10.2, 10.3 or 10.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

11.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 10.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

11.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

11.5 Severability. The restrictions and obligations imposed by Sections 10.2, 10.3, 10.4, 11.1 and 11.7 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

11.6 Reform. In the event any of Sections 10.2, 10.3 and 10.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

11.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 10.2, 10.3 and 10.4.

11.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Option and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Optionee agrees that PNC may, without the consent of Optionee, modify the Agreement and the Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

11.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Optionee, the Option, and any right to receive Shares or other value pursuant to the Option and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

11.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Optionee and by an authorized representative of PNC.

12. Acceptance of Option; PNC Right to Cancel; Effective Date. If Optionee does not accept the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee, the Option and the Agreement are effective as of the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

Accepted and agreed to by Optionee as of the Grant Date

Optionee

Annex A – Intentionally Omitted – See Section 7. Certain Definitions

Annex B – Notice of Exercise

Annex C – Tax Payment Election Form

Reload Option Agreement Form for

Original Options Granted 2003-2004

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

RELOAD NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«EMPLOYEE»

ORIGINAL OPTION GRANT DATE:

RELOAD OPTION GRANT DATE:

RELOAD OPTION PRICE:	$ per share

COVERED SHARES:

Terms defined in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”) are used in this reload nonstatutory stock option agreement (“Reload Agreement”) as defined in the Plan unless otherwise defined in the Reload Agreement or an Annex thereto. In the Reload Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Subsidiaries. Certain terms used in this Reload Agreement are defined in Section 7 or elsewhere in the Reload Agreement. Headings used in the Reload Agreement and in the Annexes hereto are for convenience only and are not part of the Reload Agreement and Annexes.

1. Grant of Reload Option. Optionee, having exercised all or a portion of the Option granted to Optionee under the Plan as of                     , 200         (the “Original Option”) while employed by the Corporation and in a manner specified in the Addendum to the Original Option stock option agreement, is hereby granted, pursuant to the Plan and subject to the terms of the Reload Agreement, a Reload Option (“Reload Option”) to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Reload Option Price.

2. Terms of the Reload Option.

2.1 Type of Option. The Reload Option is intended to be a Nonstatutory Stock Option without Rights.

2.2 Reload Option Period. The Reload Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable at any time and from time to time through the Expiration Date as defined in Section 7.15, including and subject to the early termination provisions set forth in said definition.

To the extent that the Reload Option is otherwise outstanding and the Expiration Date has not yet occurred, the Reload Option will become exercisable as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Reload Option has previously become exercisable pursuant to another subsection of this Section 2.2, the Reload Option will become exercisable commencing on the first (1st) anniversary date of the Reload Option Grant Date provided that Optionee is still an employee of the Corporation on such anniversary date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Reload Option Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Disability and not for Cause, the Reload Option will become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Reload Option will immediately become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable, and the Reload Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(e) If, after the occurrence of a Change of Control Triggering Event but prior to the occurrence of a Change of Control Failure or of the Change of Control triggered by the Change of Control Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Reload Option will become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Reload Option is outstanding but has not yet become fully exercisable at the time a Change of Control occurs, the Reload Option will become exercisable as to all then outstanding Covered Shares as to which it has not otherwise become exercisable, effective as of the day immediately prior to the occurrence of the Change of Control, provided that, at the time the Change of Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose Reload Option, or portion thereof, has not yet become exercisable but is then outstanding and continues to qualify for becoming exercisable pursuant to the terms of Section 2.2(a).

(f) The Committee or its delegate may in their sole discretion, but need not, accelerate the date as of which all or any portion of the Reload Option first becomes exercisable, subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Reload Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Reload Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Reload Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Reload Option and has not filed a designation of beneficiary form as specified above, the Reload Option, to the extent outstanding and exercisable, will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. If corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur, the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Reload Option is outstanding and has not yet been exercised and in the Reload Option Price that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation cancellation of the Reload Option immediately prior to the effective time of such Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Reload Option Price and (b) the total number of Covered Shares subject to the Reload Option that were outstanding and unexercised immediately prior to the effective time of such Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Reload Option.

No fractional shares will be issued on exercise of the Reload Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Reload Option.

4.1 Notice and Effective Date. The Reload Option, to the extent outstanding and exercisable, may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, and by paying in full the aggregate Reload Option Price with respect to that portion of the Reload Option being exercised and satisfying any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Reload Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System or successor regulation and in such manner as may be permitted by PNC from time to time consistent with said Regulation T or successor regulation.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Reload Agreement as Annex B shall be used to exercise the Reload Option and the form attached to the Reload Agreement as Annex C shall be used to make tax payment elections.

In the event that the Reload Option is exercised, pursuant to Section 2.3, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Reload Option.

4.2 Payment of Reload Option Price. Upon exercise of the Reload Option, in whole or in part, Optionee may pay the aggregate Reload Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Reload Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Reload Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Reload Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Reload Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Reload Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Reload Option will cause a reduction in the number of unexercised Covered Shares as to which the Reload Option is outstanding equal to the number of shares of PNC common stock with respect to which the Reload Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Reload Agreement, the Reload Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Reload Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Reload Option and not retained by PNC as provided in Section 4.3.

7. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Reload Agreement.

7.1 “Board” means the Board of Directors of PNC.

7.2 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Reload Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of this Section 7.2(a) only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Reload Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of this Section 7.2(b) only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

7.3 “CEO” means the chief executive officer of PNC.

7.4 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 7.4(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 7.4(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

7.5 “Change of Control Employment Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain payments and benefits upon a qualifying termination of employment following a change of control.

7.6 “Change of Control Failure” means the following:

(a) with respect to a Change of Control Triggering Event described in Section 7.7(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a Change of Control Triggering Event described in Section 7.7(b), the proxy contest fails to replace or remove a majority of the members of the Board.

7.7 “Change of Control Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a Business Combination, other than an Excluded Combination, as described in Subsection (c) of the definition of Change of Control contained in Section 7.4; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

7.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

7.9 “Competitive Activity” means, for purposes of the Reload Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (1) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (2) of Section 7.12(i), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

7.10 “Corporation” means PNC and its Subsidiaries.

7.11 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a Change of Control Triggering Event and (ii) the date of a Change of Control and (b) ending on the date that is two (2) years after the date of the Change of Control; provided, however, that in the event that a Coverage Period commences on the date of a Change of Control Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a Change of Control Failure and (y) the date that is two (2) years after the date of the Change of Control triggered by the Change of Control Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

7.12 “Detrimental Conduct” means, for purposes of the Reload Agreement:

(i) Optionee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through the first (1st) anniversary of the later of (1) Optionee’s Termination Date and, if different, (2) the first date after Optionee’s Termination Date as of which Optionee ceases to have a service relationship with the Corporation;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Reload Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee has engaged in conduct described in clause (i) above, that Optionee is guilty of conduct described in clause (ii) or (iii) above, or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

7.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Optionee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Optionee has been determined to be eligible for Social Security disability benefits, Optionee shall be presumed to be Disabled as defined herein.

7.14 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Reload Option pursuant to the terms of the Reload Agreement, subject to receipt by PNC of full payment of the aggregate Reload Option Price, calculation by PNC of the applicable withholding taxes, and receipt by PNC of payment for any taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Reload Agreement.

7.15 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Reload Option expires, which will be the tenth (10th) anniversary of the Original Option Grant Date unless the Reload Option expires earlier pursuant to any of the provisions set forth in Sections 7.15(b) through 7.15(d) (with the Reload Option expiring on the first date determined under any of such sections);

provided, however, if there is a Change of Control, then notwithstanding Sections 7.15(c) and 7.15(d), to the extent that the Reload Option is outstanding and exercisable or becomes exercisable at the time the Change of Control occurs, the Reload Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change of Control (or the tenth (10th) anniversary of the Original Option Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change of Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Reload Option, or portion thereof, is outstanding at the time the Change of Control occurs by virtue of the application of one or more of the exceptions set forth in Section 7.15(c) and at least one of such exceptions is still applicable at the time the Change of Control occurs.

In no event will the Reload Option remain outstanding beyond the tenth (10th) anniversary of the Original Option Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Reload Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not the Reload Option has become exercisable and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Reload Option will expire at the close of business on

Optionee’s Termination Date with respect to all Covered Shares, whether or not the Reload Option has become exercisable, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section 7.15(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Reload Option. If more than one of such exceptions is applicable to the Reload Option or a portion thereof, then the Reload Option or such portion of the Reload Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Reload Option will expire on the tenth (10th) anniversary of the Original Option Grant Date with respect to any Covered Shares as to which the Reload Option is exercisable on the Retirement date or thereafter becomes exercisable pursuant to Section 2.2 of the Reload Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Reload Option will expire on the tenth (10th) anniversary of the Original Option Grant Date.

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Reload Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(4) Disability. If Optionee’s employment is terminated by the Corporation by reason of Disability, then the Reload Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(5) Displacement Benefits Plan or Agreement or Arrangement in lieu of or in addition to Displacement Benefits Plan. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displacement Benefits Plan, or any successor plan by whatever name known (“Displacement Benefits Plan”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Optionee in lieu of or in addition to the Displacement Benefits Plan, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Reload Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date) with respect to any Covered Shares as to which the Reload Option has already become exercisable; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Reload Agreement, the entire Reload Option, whether or not it has become exercisable, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the Reload Option (or portion thereof) has become exercisable while Optionee was still an employee of the Corporation but will expire on Optionee’s Termination Date unless the conditions set forth in this Section 7.15(c)(5) are met, then such Reload Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Reload Option after such Termination Date unless and until all of the conditions set forth in this Section 7.15(c)(5) have been met and the Reload Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(d) Detrimental Conduct. If the Reload Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section 7.15(c), then notwithstanding the provisions of such exception or exceptions, the Reload Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Reload Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Reload Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Reload Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control.

7.16 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

7.17 “Good Reason” means:

(a) (i) the assignment to Optionee of any duties inconsistent in any respect with, or any other diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities such that Optionee’s position, authority, duties or responsibilities are not at least commensurate in all material respects with the most significant of those held, exercised and assigned to Optionee at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) the assignment to Optionee of any duties inconsistent in any material respect with, or any other material diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to the Change of Control Triggering Event, excluding in either case for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary to an annual rate (i) that is less than 12 times the highest monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the 12-month period immediately preceding the month in which the Change of Control occurs or, if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) that is less than 12 times the monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the month immediately preceding the month in which the Change of Control Triggering Event occurs;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the Change of Control Triggering Event or the Change of Control;

(d) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue Optionee’s participation in annual bonus, long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs that provide Optionee with annual bonus opportunities, long-term incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, no less favorable, in the aggregate, than the most favorable of those provided by the Corporation for Optionee under such plans, practices, policies and programs as in effect (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event; or

(e) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue to provide Optionee with benefits under welfare benefit plans, practices, policies and programs provided by the Corporation (including, without limitation, medical, prescription, dental, vision, disability, employee life, group life, accidental death and travel accident insurance plans and programs) no less favorable, in the aggregate, than those provided to Optionee under the most favorable of such plans, practices, policies and programs in effect for Optionee (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event.

7.18 “Optionee” means the person identified as Optionee on page 1 of the Reload Agreement.

7.19 “Original Option” has the meaning set forth in Section 1 of the Reload Agreement.

7.20 “Original Option Grant Date” is the date as of which the Original Option was granted.

7.21 “PNC” means The PNC Financial Services Group, Inc.

7.22 “Reload Agreement” means the Reload Nonstatutory Stock Option Agreement between PNC and Optionee evidencing the Reload Option granted to Optionee pursuant to the Plan.

7.23 “Reload Option” means the Nonstatutory Stock Option granted to Optionee in Section 1 of the Reload Agreement pursuant to which Optionee may purchase shares of PNC common stock as provided in the Reload Agreement.

7.24 “Reload Option Grant Date” means the date set forth as the Reload Option Grant Date on page 1 of the Reload Agreement, which is the date the Original Option was exercised in accordance with the terms of the Addendum to the Original Option stock option agreement.

7.25 “Reload Option Price” means the dollar amount per share of PNC common stock set forth as the Reload Option Price on page 1 of the Reload Agreement.

7.26 “Retiree” means an Optionee who has Retired.

7.27 “Retire” or “Retirement” means termination of Optionee’s employment with the Corporation at any time and for any reason (other than termination by reason of Optionee’s death or by the Corporation for Cause and, if the Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more Subsidiaries of the Corporation) on or after the first date on which Optionee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

7.28 “Right(s)” means stock appreciation right(s) in accordance with the terms of Article 7 of the Plan.

7.29 “SEC” means the U.S. Securities and Exchange Commission.

7.30 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

7.31 “Subsidiary” has the meaning set forth in the Plan; provided, however, that in order to be a “Subsidiary” for purposes of the Agreement the entity must also satisfy the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code of 1986 as amended.

7.32 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Reload Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

8. Employment. Neither the granting of the Reload Option evidenced by the Reload Agreement nor any term or provision of the Reload Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Optionee for any period.

9. Subject to the Plan. The Reload Option evidenced by the Reload Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Reload Agreement. In addition, the Reload Option is subject to any rules and regulations promulgated by or under the authority of the Committee. The Reload Agreement constitutes the entire agreement between Optionee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

10. Optionee Covenants.

10.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 10 and 11 hereof by virtue of receiving this Reload Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation; and that enforcement of such provisions will not prevent Optionee from earning a living.

10.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 10.2 while employed by the Corporation and for a period of one year after Optionee’s Termination Date regardless of the reason for such termination of employment.

(b) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period or, if Optionee was a party to a Change of Control Employment Agreement that was in effect at the time of such termination of employment, within three years after the occurrence of a Change of Control, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 10.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of one year after Optionee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

10.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

10.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 10.4 shall be performed by Optionee without further compensation and shall continue beyond Optionee’s Termination Date.

11. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Reload Agreement.

11.1 Governing Law and Jurisdiction. The Reload Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Reload Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Reload Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Reload Agreement.

11.2 Equitable Remedies. A breach of the provisions of any of Sections 10.2, 10.3 or 10.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

11.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 10.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

11.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Reload Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

11.5 Severability. The restrictions and obligations imposed by Sections 10.2, 10.3, 10.4, 11.1 and 11.7 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

11.6 Reform. In the event any of Sections 10.2, 10.3 and 10.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

11.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 10.2, 10.3 and 10.4.

11.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Reload Option and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder, (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Optionee agrees that PNC may, without the consent of Optionee, modify the Agreement and the Reload Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

11.9 Applicable Law; Clawback. Notwithstanding anything in the Reload Agreement, PNC will not be required to comply with any term, covenant or condition of the Reload Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, the Reload Option, and any right to receive shares or other value pursuant to the Reload Option and to retain such shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Reload Option Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

11.10 Modification. Modifications or adjustments to the terms of this Reload Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Reload Agreement. No other modification of the terms of this Reload Agreement shall be effective unless embodied in a separate, subsequent writing signed by Optionee and by an authorized representative of PNC.

12. No Additional Reload Option. Exercise of the Reload Option will not entitle Optionee to receive an additional reload option, regardless of the manner in which the Reload Option is exercised.

13. Effective Date. If Optionee does not accept the grant of the Reload Option by executing and delivering a copy of the Reload Agreement to PNC, without altering or changing the terms of the Reload Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Reload Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Reload Option and the Reload Agreement at any time prior to Optionee’s delivery to PNC of an unaltered and unchanged copy of the Reload Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Reload Agreement by both PNC and Optionee, the Reload Option and the Reload Agreement are effective as of the Reload Option Grant Date.

IN WITNESS WHEREOF, PNC has caused the Reload Agreement to be signed on its behalf effective as of the Reload Option Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

Accepted and agreed to by Optionee as of the Reload Option Grant Date

Optionee

Annex A – Intentionally Omitted – See Section 7. Certain Definitions

Annex B – Notice of Exercise

Annex C – Tax Payment Election Form

FORMS OF EMPLOYEE RESTRICTED STOCK

AND RESTRICTED SHARE UNIT AGREEMENTS

20 Long-Term Incentive Award Program

Continuous Employment Condition

Standard Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

20     LONG-TERM INCENTIVE AWARD PROGRAM

* * *

RESTRICTED STOCK AWARD AGREEMENT

* * *

GRANTEE:	< name >

AWARD DATE:	, 20

RESTRICTED SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Award Agreement (the “Agreement”) are defined in Section 11 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Shares Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of restricted shares of PNC common stock set forth above (the “Award” and the “Restricted Shares”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Shares are subject to a Restricted Period as provided in Section 9. Restricted Shares are subject to forfeiture and to transfer restrictions pursuant to the terms and conditions of the Agreement during the term of the Restricted Period applicable to those Restricted Shares and until the conditions of the Agreement have been satisfied with respect to such shares and they vest and are released from the provisions of the Agreement in accordance with Section 9.

Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee in a restricted account or credited to a restricted book-entry account. Restricted Shares will be held in a restricted account until either (i) the conditions of the Agreement have been satisfied with respect to such shares and the shares are released in accordance with Section 9 or (ii) the shares are forfeited pursuant to the terms of the Agreement, as the case may be.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares that are forfeited by Grantee pursuant to and in accordance with the terms of Section 7 on failure to meet applicable service or conduct conditions of the Agreement will be cancelled without payment of any consideration by PNC.

Restricted Shares deposited with PNC or its designee that vest and are settled and released in accordance with the terms of Section 9 following satisfaction of all of the conditions of the Agreement with respect to those shares will be released from the restricted account and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referenced above.

4. Rights as Shareholder. Except as provided in Sections 6 through 9 and subject to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to outstanding Restricted Shares from and after issuance of the shares in accordance with Section 17, including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares issued pursuant to the Award shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Restricted Shares that have not yet vested and been released from the terms of the Agreement in accordance with the provisions of Section 9 shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares and shall have the same Restricted Period and service, conduct and other conditions and forfeiture provisions as those applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Shares may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated, other than as may be required pursuant to Section 10.2, unless and until all of the conditions of the Agreement have been satisfied with respect to such Restricted Shares, the Restricted Period terminates, and the Restricted Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares are released and reissued by PNC in accordance with Section 9, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7.	Forfeiture Provisions: Forfeiture on Failure to Meet Applicable Service or Conduct Conditions.

Restricted Shares are subject to satisfaction of the applicable service and conduct conditions set forth in this Section 7. Upon failure to meet the conditions applicable to all or any portion of the Restricted Shares, all affected Restricted Shares that have not yet vested and been released from the terms of the Agreement pursuant to Section 9 will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

Upon any forfeiture of Restricted Shares pursuant to the provisions of this Section 7, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in or with respect to such shares or any certificate or certificates representing such shares.

7.1 Service Requirements. Grantee will meet the service requirements with respect to the Restricted Shares if Grantee meets the conditions of (i), (ii), (iii), (iv), (v), (iv) or (vii) below with respect to those shares. If more than one of the following is applicable with respect to those shares, Grantee will have met the service requirements for those shares upon the first to occur of such conditions.

(i)	Grantee continues to be employed by the Corporation through and including the day immediately preceding the 3rd anniversary of the Award Date.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 11) and not for Cause (as defined in Section 11) and PNC’s Designated Person (as defined in Section 11) affirmatively approves the vesting of the outstanding Restricted Shares in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Disability Termination” with respect to those Restricted Shares as of the time such affirmative approval of vesting occurs).

(iv)

Grantee continues to be employed by the Corporation until such time as Grantee Retires (as defined in Section 11), such Retirement Date occurs no earlier than the 1st anniversary of the Award Date, and PNC’s Designated Person affirmatively approves the vesting of the outstanding Restricted Shares in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Retirement” with respect to those Restricted Shares as of the time such affirmative approval of vesting occurs).

(v)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 11).

(vi)

A Change of Control (as defined in Section 11) occurs and, as of the day immediately preceding the Change of Control, Grantee either (a) is an employee of the Corporation, (b) was an employee of the Corporation until such time as Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause and Grantee’s Restricted Shares remain outstanding pending affirmative approval of vesting of such outstanding Restricted Shares by PNC’s Designated Person in accordance with Section 7.2, or (c) was an employee of the Corporation until Grantee’s Retirement on or after the 1st anniversary of the Award Date and Grantee’s Restricted Shares remain outstanding pending affirmative approval of vesting of such outstanding Restricted Shares by PNC’s Designated Person in accordance with Section 7.2.

(vii)	The Compensation Committee or its delegate determines, in their sole discretion, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, the service requirements will be deemed to have been satisfied with respect to such shares, and such other accompanying restrictions, terms or conditions, if any, as the Compensation Committee or its delegate may in their sole discretion determine have been satisfied, all in accordance with Section 7.3.

7.2 Process for Affirmative Approval by PNC’s Designated Person as a Condition of a Qualifying Disability Termination or a Qualifying Retirement with respect to Restricted Shares. Where Grantee will meet the service requirements with respect to the Restricted Shares by reason of a Qualifying Disability Termination or a Qualifying Retirement as set forth in Section 7.1(iii) or Section 7.1(iv), respectively, only if PNC’s Designated Person affirmatively approves the vesting of Grantee’s Restricted Shares in a timely fashion as set forth in this Section 7.2, the provisions set forth in subsections (a) and (b) below will apply.

Further, until such time, if any, as the affirmative approval of the vesting of the Restricted Shares determination is made as set forth in subsection (a) below and such shares vest and are released in accordance with the provisions of Section 9, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the 3rd anniversary of the Award Date by the Corporation by reason of Grantee’s Disability and not for Cause, or in the event that Grantee Retires on or after the 1st anniversary of the Award Date but prior to the 3rd anniversary of the Award Date, the affected Restricted Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, the affected Restricted Shares will, subject to the forfeiture provisions of Section 7.5 and of Section 7.2(b) below, remain outstanding pending and subject to affirmative approval of the vesting of the affected Restricted Shares pursuant to this Section 7.2(a) by the Designated Person specified in Section 11.

If the affected Restricted Shares are still outstanding but PNC’s Designated Person has not made a specific determination to either approve or disapprove the vesting of the affected Restricted Shares by the day immediately preceding the 3rd anniversary of the Award Date, then the period during which such affected shares remain eligible for vesting will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the 3rd anniversary of the Award Date, if the Designated Person is the Chief Human Resources Officer of PNC or delegate, or (ii) the 180th day following such anniversary date if the Designated Person is the Compensation Committee or its delegate, whichever is applicable; provided, however, if the Compensation Committee has acted to suspend the vesting of such Restricted Shares pursuant to Section 7.5(c), the period during which such Restricted Shares will remain eligible for vesting will be extended until the terms of such suspension have been satisfied.

If the affected Restricted Shares remain outstanding and have not been forfeited pursuant to the provisions of Section 7.5 and the vesting of such shares is affirmatively approved by PNC’s Designated Person on or prior to the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, then the service requirement with respect to such shares will be deemed to have been satisfied pursuant to Section 7.1(iii) or Section 7.1(iv), as applicable, on the date of such approval.

(b) If PNC’s Designated Person disapproves the vesting of affected Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting of such shares, then any such shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable period for such approval set forth above with respect to such Restricted Shares, including any extension of such period, if applicable, PNC’s Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then any such shares that are still outstanding will be forfeited by Grantee to PNC as of close of business on the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, without payment of any consideration by PNC.

7.3 Other Compensation Committee Authority. Prior to the 3rd anniversary of the Award Date, the Compensation Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, that the service requirement with respect to such Restricted Shares or portion thereof will be deemed to have been satisfied and that such shares or portion thereof shall vest, all subject to such restrictions, terms or conditions as the Compensation Committee or its delegate may in their sole discretion determine.

7.4 Forfeiture on Failure to Meet Service Requirements.

(a) If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements as set forth in Section 7.1 with respect to outstanding Restricted Shares and such shares do not remain eligible for satisfaction of the service requirements of Section 7.1 post-employment pursuant to Section 7.2, Section 7.3 or Section 8, or any combination thereof, then any such Restricted Shares will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 11), and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

(b) If, at the time Grantee ceases to be employed by the Corporation, some or all of Grantee’s Restricted Shares remain eligible for the service requirements of Section 7.1 to be satisfied post-employment, such eligible shares shall remain outstanding pending such satisfaction until either (i) the shares are forfeited and cancelled pursuant to Section 7.5 prior to vesting, or are forfeited and cancelled for failure to vest pursuant to Section 7.2(b) or for failure to meet any conditions required for vesting pursuant to Section 7.3, or (ii) all of the service requirement conditions with respect to such shares have been satisfied and the shares vest and are released pursuant to Section 9, whichever first occurs.

Any Restricted Shares that are forfeited pursuant to the provisions of Section 7.2(b) or Section 7.5 will be cancelled in accordance with the terms of such section, and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

7.5	Forfeiture on Termination for Cause or Upon Determination of Detrimental Conduct; Suspension and Forfeiture Related to Judicial Criminal Proceedings.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Award Date and prior to the occurrence of a Change of Control, if any, then any Restricted Shares that have not yet vested and been released pursuant to Section 9 and are otherwise outstanding on Grantee’s Termination Date, together with the right to receive any payment on or after Grantee’s Termination Date with respect to dividends on those shares, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Detrimental Conduct. Restricted Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, pending affirmative approval of vesting will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC (and the right to receive any payment of dividends with respect to any such shares will also cease on the date such shares are forfeited) in the event that, at any time prior to the date such shares vest and are released in accordance with the provisions of Section 9, PNC determines as set forth in Section 11.12 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Shares on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that: (i) this Section 7.5(b) will not apply to Restricted Shares that vest in the event of Grantee’s death while an employee of the Corporation pursuant to Section 9.2(iii) or on Grantee’s Termination Date pursuant to Section 9.2(v) in the event that Grantee’s termination of employment was an Anticipatory Termination, if any; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (iii) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (iv) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

(c) Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Shares or any portion thereof are still outstanding and have not yet vested and been released in accordance with Section 9, the Compensation Committee may determine to suspend the vesting of any such Restricted Shares or to require the escrow of the proceeds of the shares.

Any such suspension or escrow is subject to the following restrictions:

(1) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(B) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(C) Grantee’s death;

(D) the occurrence of a Change of Control; or

(E) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(2) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of such Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (1)(B) or (1)(E) above.

If the suspension or escrow is terminated by the occurrence of an event set forth in clause (1)(A) above, such Restricted Shares and any escrowed amounts will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, then with respect to all then outstanding Restricted Shares, if any, the service requirements will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares that have not already vested shall vest as of the end of the day immediately preceding the Change of Control; (ii) if Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause or was terminated by Grantee’s Retirement on or after the 1st anniversary of the Award Date, in either case prior to the occurrence of the Change of Control, and all or a portion of the Restricted Shares remained outstanding after such termination of employment and are still outstanding pending and subject to affirmative approval of the vesting of such shares by PNC’s Designated Person pursuant to Sections 7.1 and 7.2, or if all or a portion of the Restricted Shares otherwise remain outstanding pursuant to Section 7.3, then with respect to all such unvested Restricted Shares outstanding as of the day immediately preceding the Change of Control, any such affirmative vesting approval will be deemed to have been given, the service requirements and any other conditions for vesting will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares shall vest, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby vest pursuant to this Section 8 will settle and be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such vesting date.

9. Vesting, Settlement and Release of Restricted Shares.

9.1 Restricted Period.

Restricted Shares are subject to a Restricted Period during which the shares are subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement. The Restricted Period with respect to the Restricted Shares, or applicable portion thereof if different, is subject to early termination if so determined by the Compensation Committee or its delegate or pursuant to Section 7.3, if applicable, and is the period from the Award Date until the time the Restricted Shares, or applicable portion thereof if different, vest and are released from restriction pursuant to the applicable provisions of Section 9.

9.2 Vesting. The Restricted Shares (or applicable portion thereof, if different) will vest as set forth below, provided that Grantee has satisfied the applicable service requirements set forth in Section 7.1 with respect to the Restricted Shares or applicable portion thereof and the shares have not otherwise been forfeited and are still outstanding at the time or if such shares otherwise vest pursuant to Section 8.

(i)	On the 3rd anniversary of the Award Date if Grantee remains an employee of the Corporation through and including the day immediately prior to that date;

(ii)	Where Grantee has a Qualifying Disability Termination or a Qualifying Retirement with respect to the Restricted Shares, on the date PNC’s Designated Person affirmatively approves the vesting of such Restricted Shares;

(iii)	On the date of Grantee’s death if Grantee died while an employee of the Corporation;

(iv)	As of the end of the day immediately preceding the date of the Change of Control if and to the extent Grantee’s Restricted Shares are outstanding and eligible to vest upon the occurrence of a Change of Control and do so vest under the provisions of Section 8;

(v)	As of the end of the day immediately preceding Grantee’s Termination Date if such Restricted Shares had not previously vested and are outstanding as of the day immediately preceding Grantee’s Termination Date and Grantee’s termination of employment was an Anticipatory Termination; and

(vi)	On such earlier date, if any, as the Compensation Committee or its delegate determines, in its sole discretion, to vest any such shares pursuant to Section 7.3;

provided, however, if the Compensation Committee has acted to suspend the vesting of the Restricted Shares or applicable portion thereof pursuant to Section 7.5(c), those Restricted Shares will not vest unless the terms of such suspension have been satisfied in such a way that the Restricted Shares have not been forfeited, and, if so, will vest on the later of the applicable date set forth above and the date the terms of the suspension were satisfied.

Restricted Shares that have been forfeited by Grantee pursuant to the provisions of Section 7.4 or Section 7.5 are not eligible for vesting, will not be settled and released, and will be cancelled without payment of any consideration by PNC.

9.3 Settlement and Release of Restricted Shares. Restricted Shares that remain outstanding and have not been forfeited and cancelled pursuant to Section 7.4 or one of the forfeiture provisions of Section 7.5 and that vest pursuant to Section 9.2 will be released from the forfeiture provisions and transfer restrictions of the Agreement. Other than with respect to any shares withheld for taxes pursuant to Section 10.2, released shares will be settled at the time set forth in this Section 9.3 by reissuance and release of said shares to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referred to in Section 3.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative or retained by PNC in accordance with Section 10.2 shall extinguish all right to payment hereunder.

No fractional shares will be reissued, and if the Restricted Shares being released include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock as of the vesting date and paid to Grantee in cash at the time the shares are reissued.

Shares will be reissued and released, and payment will be made for any fractional interest, to Grantee with respect to the settlement of Restricted Shares as soon as administratively practicable (generally within 30 days but in no event before all applicable tax withholding requirements have been satisfied), following the applicable vesting date set forth in Section 9.2 above.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain sufficient whole shares of PNC common stock from Restricted Shares being released pursuant to Section 9 to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection herewith. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises. If any withholding is required prior to the time shares are otherwise being released pursuant to Section 9 hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

PNC will not retain more shares than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least 6 months and, in the case of restricted stock, for which it has been at least 6 months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

Restricted Shares will not be settled and released pursuant to Section 9 unless all applicable withholding tax obligations with respect to such shares have been satisfied.

11. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

11.1 “Agreement,” “Award,” and “Award Date.” “Agreement” means the Restricted Stock Award Agreement between PNC and Grantee evidencing the Award granted to Grantee pursuant to the Plan. “Award” means the Award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

11.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 11.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 11.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 11.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

11.3 “Board” means the Board of Directors of PNC.

11.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth therein, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

11.5 “CEO” means the chief executive officer of PNC.

11.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 11.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 11.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns

PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

11.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

11.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 11.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

11.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

11.10 “Corporation” means PNC and its Consolidated Subsidiaries.

11.11 “Designated Person” will be either: (a) the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC or his or her delegate, if Grantee is not within one of the groups specified in Section 11.11(a).

11.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

11.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

11.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

11.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

11.16 “Grantee” means the person to whom the Restricted Stock Award is granted, and is identified as Grantee on page 1 of the Agreement.

11.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

11.18 “Person” has the meaning specified in the definition of “Change of Control” in Section 11.6.

11.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

11.20 “PNC” means The PNC Financial Services Group, Inc.

11.21 “Qualifying Retirement” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.22 “Qualifying Disability Termination” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.23 “Restricted Period” has the meaning specified in Section 9.

11.24 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

11.25 “Retiree” means a Grantee who has Retired.

11.26 “SEC” means the United States Securities and Exchange Commission.

11.27 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

11.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

12. Employment. Neither the Award and the issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Award (regardless of whether the Restricted Shares ultimately vest, settle and are released); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Grantee, the Award, and any right to receive Shares or other value pursuant to the Award and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date and the Restricted Shares will be issued as soon thereafter as administratively practicable.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends in connection with such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Award Date but before the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Restricted Shares been issued on the Award Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

Long-Term Restricted Stock Award

Continuous Employment Condition

Standard Restricted Periods: One Year for 1/3rd; Two Years for another 1/3rd; and Three Years for the remainder

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AWARD AGREEMENT

* * *

GRANTEE:	< name >

AWARD DATE:	, 20

RESTRICTED SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Award Agreement (the “Agreement”) are defined in Section 11 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Shares Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of restricted shares of PNC common stock set forth above (the “Award” and the “Restricted Shares”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

For purposes of determining the Restricted Period, service requirements and other conditions applicable to each portion of the Restricted Shares under the Agreement, the Restricted Shares are divided into three “Tranches” as follows:

(a) one-third (1/3rd ) of these shares (rounded down to the nearest whole share) are in the First Tranche of Restricted Shares;

(b) another one-third (1/3rd ) of these shares (rounded down to the nearest whole share) are in the Second Tranche of Restricted Shares; and

(c) the remaining shares are in the Third Tranche of Restricted Shares.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Shares are subject to a Restricted Period as provided in Section 9. Each Tranche of Restricted Shares is subject to forfeiture and to transfer restrictions pursuant to the terms and conditions of the Agreement during the term of the Restricted Period applicable to that Tranche of Restricted Shares and until the conditions of the Agreement have been satisfied with respect to such shares and they vest and are released from the provisions of the Agreement in accordance with Section 9.

Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee in a restricted account or credited to a restricted book-entry account. Restricted Shares will be held in a restricted account until either (i) the conditions of the Agreement have been satisfied with respect to such shares and the shares are released in accordance with Section 9 or (ii) the shares are forfeited pursuant to the terms of the Agreement, as the case may be.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares that are forfeited by Grantee pursuant to and in accordance with the terms of Section 7 on failure to meet applicable service or conduct conditions of the Agreement will be cancelled without payment of any consideration by PNC.

Restricted Shares deposited with PNC or its designee that vest and are settled and released in accordance with the terms of Section 9 following satisfaction of all of the conditions of the Agreement with respect to those shares will be released from the restricted account and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referenced above.

4. Rights as Shareholder. Except as provided in Sections 6 through 9 and subject to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to outstanding Restricted Shares from and after issuance of the shares in accordance with Section 17, including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares issued pursuant to the Award shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Restricted Shares that have not yet vested and been released from the terms of the Agreement in accordance with the provisions of Section 9 shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares and shall have the same Restricted Period and service, conduct and other conditions and forfeiture provisions as those applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Shares may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated, other than as may be required pursuant to Section 10.2, unless and until all of the conditions of the Agreement have been satisfied with respect to such Restricted Shares, the applicable Restricted Period terminates, and the Restricted Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares are released and reissued by PNC in accordance with Section 9, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture Provisions: Forfeiture on Failure to Meet Applicable Service or Conduct Conditions.

Restricted Shares are subject to satisfaction of the applicable service and conduct conditions set forth in this Section 7. Upon failure to meet the conditions applicable to all or any portion of the Restricted Shares, all affected Restricted Shares that have not yet vested and been released from the terms of the Agreement pursuant to Section 9 will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

Upon any forfeiture of Restricted Shares pursuant to the provisions of this Section 7, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in or with respect to such shares or any certificate or certificates representing such shares.

7.1 Service Requirements. Grantee will meet the service requirements with respect to the Restricted Shares, or applicable portion thereof if so specified, if Grantee meets the conditions of (i), (ii), (iii), (iv), (v), (iv) or (vii) below with respect to those shares. If more than one of the following is applicable with respect to those shares, Grantee will have met the service requirements for those shares upon the first to occur of such conditions.

(i)

Grantee continues to be employed by the Corporation through and including the day immediately preceding the 1st anniversary of the Award Date with respect to the First Tranche Shares, through and including the day immediately preceding the 2nd anniversary of the Award Date with respect to the Second Tranche Shares, or through and including the day immediately preceding the 3rd anniversary of the Award Date with respect to the Third Tranche Shares, as the case may be.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 11) and not for Cause (as defined in Section 11) and PNC’s Designated Person (as defined in Section 11) affirmatively approves the vesting of the outstanding First Tranche Shares, Second Tranche Shares, or Third Tranche Shares, as the case may be, in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Disability Termination” with respect to those Restricted Shares or Tranche of Restricted Shares as of the time such affirmative approval of vesting occurs).

(iv)

Grantee continues to be employed by the Corporation until such time as Grantee Retires (as defined in Section 11), such Retirement Date occurs no earlier than the 1st anniversary of the Award Date, and PNC’s Designated Person affirmatively approves the vesting of the outstanding First Tranche Shares, Second Tranche Shares, or Third Tranche Shares, as the case may be, in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Retirement” with respect to those Restricted Shares or Tranche of Restricted Shares as of the time such affirmative approval of vesting occurs).

(v)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 11).

(vi)

A Change of Control (as defined in Section 11) occurs and, as of the day immediately preceding the Change of Control, Grantee either (a) is an employee of the Corporation, (b) was an employee of the Corporation until such time as Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause and Grantee’s Restricted Shares or portion thereof that had not already vested remains outstanding pending affirmative approval of vesting of such outstanding Tranche or Tranches of Restricted Shares by PNC’s Designated Person in accordance with Section 7.2, or (c) was an employee of the Corporation until Grantee’s Retirement on or after the 1st anniversary of the Award Date and Grantee’s Restricted Shares or portion thereof that had not already vested remains outstanding pending affirmative approval of vesting of such outstanding Tranche or Tranches of Restricted Shares by PNC’s Designated Person in accordance with Section 7.2.

(vii)	The Compensation Committee or its delegate determines, in their sole discretion, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, the service requirements will be deemed to have been satisfied with respect to such shares, and such other accompanying restrictions, terms or conditions, if any, as the Compensation Committee or its delegate may in their sole discretion determine have been satisfied, all in accordance with Section 7.3.

7.2 Process for Affirmative Approval by PNC’s Designated Person as a Condition of a Qualifying Disability Termination or a Qualifying Retirement with respect to a Tranche or Tranches of Restricted Shares. Where Grantee will meet the service requirements with respect to the Restricted Shares or an applicable Tranche or Tranches thereof by reason of a Qualifying Disability Termination or a Qualifying Retirement as set forth in Section 7.1(iii) or Section 7.1(iv), respectively, only if PNC’s Designated Person affirmatively approves the vesting of Grantee’s Restricted Shares or an applicable Tranche or Tranches thereof in a timely fashion as set forth in this Section 7.2, the provisions set forth in subsections (a) and (b) below will apply.

Further, until such time, if any, as the affirmative approval of the vesting of the Restricted Shares or applicable Tranche or Tranches thereof determination is made as set forth in subsection (a) below and such shares vest and are released in accordance with the provisions of Section 9, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the 1st, 2nd or 3rd anniversary of the Award Date with respect to the First, Second or Third Tranche of the Restricted Shares, as the case may be, by the Corporation by reason of Grantee’s Disability and not for Cause, or in the event that Grantee Retires on or after the 1st anniversary of the Award Date but prior to the 2nd or 3rd anniversary of the Award Date with respect to the Second or Third Tranche of the Restricted Shares, as the case may be, the affected Restricted Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, the affected Restricted Shares will, subject to the forfeiture provisions of Section 7.5 and of Section 7.2(b) below, remain outstanding pending and subject to affirmative approval of the vesting of the affected Tranche or Tranches of Restricted Shares pursuant to this Section 7.2(a) by the Designated Person specified in Section 11.

If an affected Tranche of Restricted Shares is still outstanding but PNC’s Designated Person has not made a specific determination to either approve or disapprove the vesting of an affected Tranche of Restricted Shares by the day immediately preceding the 1st, 2nd or 3rd anniversary of the Award Date with respect to the First, Second or Third Tranche of the Restricted Shares, as applicable, then the period during which such affected shares remain eligible for vesting will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the anniversary of the Award Date applicable to such Tranche, if the Designated Person is the Chief Human Resources Officer of PNC or delegate, or (ii) the 180th day following such anniversary date if the Designated Person is the Compensation Committee or its delegate, whichever is applicable; provided, however, if the Compensation Committee has acted to suspend the vesting of such Restricted Shares pursuant to Section 7.5(c), the period during which such Restricted Shares will remain eligible for vesting will be extended until the terms of such suspension have been satisfied.

If the affected Restricted Shares or Tranche of Restricted Shares remains outstanding and has not been forfeited pursuant to the provisions of Section 7.5 and the vesting of such shares is affirmatively approved by PNC’s Designated Person on or prior to the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, then the service requirement with respect to such shares will be deemed to have been satisfied pursuant to Section 7.1(iii) or Section 7.1(iv), as applicable, on the date of such approval.

(b) If PNC’s Designated Person disapproves the vesting of an affected Tranche of Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting of such shares, then any such shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable period for such approval set forth above with respect to such Tranche of Restricted Shares, including any extension of such period, if applicable, PNC’s Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such Tranche of Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then any such shares that are still outstanding will be forfeited by Grantee to PNC as of close of business on the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, without payment of any consideration by PNC.

7.3 Other Compensation Committee Authority. Prior to the 1st anniversary of the Award Date in the case of the First Tranche Shares, or the 2nd or 3rd anniversary of the Award Date in the case of the Second or Third Tranche Shares, respectively, the Compensation Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, that the service requirement with respect to such Restricted Shares or portion thereof will be deemed to have been satisfied and that such shares or portion thereof shall vest, all subject to such restrictions, terms or conditions as the Compensation Committee or its delegate may in their sole discretion determine.

7.4 Forfeiture on Failure to Meet Service Requirements.

(a) If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements as set forth in Section 7.1 with respect to one or more Tranches of outstanding Restricted Shares and such shares do not remain eligible for satisfaction of the service requirements of Section 7.1 post-employment pursuant to Section 7.2, Section 7.3 or Section 8, or any combination thereof, then any such Tranche or Tranches of Restricted Shares will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 11), and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

(b) If, at the time Grantee ceases to be employed by the Corporation, some or all of Grantee’s Restricted Shares remain eligible for the service requirements of Section 7.1 to be satisfied post-employment, such eligible shares shall remain outstanding pending such satisfaction until either (i) the shares are forfeited and cancelled pursuant to Section 7.5 prior to vesting, or are forfeited and cancelled for failure to vest pursuant to Section 7.2(b) or for failure to meet any conditions required for vesting pursuant to Section 7.3, or (ii) all of the service requirement conditions with respect to such shares have been satisfied and the shares vest and are released pursuant to Section 9, whichever first occurs.

Any Restricted Shares that are forfeited pursuant to the provisions of Section 7.2(b) or Section 7.5 will be cancelled in accordance with the terms of such section, and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

7.5	Forfeiture on Termination for Cause or Upon Determination of Detrimental Conduct; Suspension and Forfeiture Related to Judicial Criminal Proceedings.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Award Date and prior to the occurrence of a Change of Control, if any, then any Restricted Shares that have not yet vested and been released pursuant to Section 9 and are otherwise outstanding on Grantee’s Termination Date, together with the right to receive any payment on or after Grantee’s Termination Date with respect to dividends on those shares, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Detrimental Conduct. Restricted Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, pending affirmative approval of vesting will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC (and the right to receive any payment of dividends with respect to any such shares will also cease on the date such shares are forfeited) in the event that, at any time prior to the date such shares vest and are released in accordance with the provisions of Section 9, PNC determines as set forth in Section 11.12 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Shares on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that: (i) this Section 7.5(b) will not apply to Restricted Shares that vest in the event of Grantee’s death while an employee of the Corporation pursuant to Section 9.2(iii) or on Grantee’s Termination Date pursuant to Section 9.2(v) in the event that Grantee’s termination of employment was an Anticipatory Termination, if any; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (iii) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (iv) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

(c) Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Shares or any portion thereof are still outstanding and have not yet vested and been released in accordance with Section 9, the Compensation Committee may determine to suspend the vesting of any such Restricted Shares or to require the escrow of the proceeds of the shares.

Any such suspension or escrow is subject to the following restrictions:

(1) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(B) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(C) Grantee’s death;

(D) the occurrence of a Change of Control; or

(E) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(2) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of such Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (1)(B) or (1)(E) above.

If the suspension or escrow is terminated by the occurrence of an event set forth in clause (1)(A) above, such Restricted Shares and any escrowed amounts will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, then with respect to all then outstanding Restricted Shares, if any, the service requirements will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares that have not already vested shall vest as of the end of the day immediately preceding the Change of Control; (ii) if Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause or was terminated by Grantee’s Retirement on or after the 1st anniversary of the Award Date, in either case prior to the occurrence of the Change of Control, and all or a portion of the Restricted Shares remained outstanding after such termination of employment and are still outstanding pending and subject to affirmative approval of the vesting of such shares by PNC’s Designated Person pursuant to Sections 7.1 and 7.2, or if all or a portion of the Restricted Shares otherwise remain outstanding pursuant to Section 7.3, then with respect to all such unvested Restricted Shares outstanding as of the day immediately preceding the Change of Control, any such affirmative vesting approval will be deemed to have been given, the service requirements and any other conditions for vesting will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares shall vest, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby vest pursuant to this Section 8 will settle and be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such vesting date.

9. Vesting, Settlement and Release of Restricted Shares.

9.1 Restricted Period.

Restricted Shares are subject to a Restricted Period during which the shares are subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement. The Restricted Period with respect to the Restricted Shares, or applicable portion thereof if different, is subject to early termination if so determined by the Compensation Committee or its delegate or pursuant to Section 7.3, if applicable, and is the period from the Award Date until the time the Restricted Shares, or applicable portion thereof if different, vest and are released from restriction pursuant to the applicable provisions of Section 9.

9.2 Vesting. The Restricted Shares (or applicable portion thereof, if different) will vest as set forth below, provided that Grantee has satisfied the applicable service requirements set forth in Section 7.1 with respect to the Restricted Shares or applicable portion thereof and the shares have not otherwise been forfeited and are still outstanding at the time or if such shares otherwise vest pursuant to Section 8.

(i)

On the 1st , 2nd or 3rd anniversary of the Award Grant Date, as the case may be, with respect to the First, Second or Third Tranche of Restricted Shares, as applicable, if Grantee remains an employee of the Corporation through and including the day immediately prior to the applicable anniversary date for such Tranche;

(ii)	Where Grantee has a Qualifying Disability Termination or a Qualifying Retirement with respect to the Restricted Shares or applicable Tranche thereof, on the date PNC’s Designated Person affirmatively approves the vesting of such Restricted Shares or Tranche of Restricted Shares, as applicable;

(iii)	On the date of Grantee’s death if Grantee died while an employee of the Corporation;

(vi)	As of the end of the day immediately preceding the date of the Change of Control if and to the extent Grantee’s Restricted Shares are outstanding and eligible to vest upon the occurrence of a Change of Control and do so vest under the provisions of Section 8;

(vii)	As of the end of the day immediately preceding Grantee’s Termination Date if such Restricted Shares had not previously vested and are outstanding as of the day immediately preceding Grantee’s Termination Date and Grantee’s termination of employment was an Anticipatory Termination; and

(vi)	On such earlier date, if any, as the Compensation Committee or its delegate determines, in its sole discretion, to vest any such shares pursuant to Section 7.3;

provided, however, if the Compensation Committee has acted to suspend the vesting of the Restricted Shares or applicable portion thereof pursuant to Section 7.5(c), those Restricted Shares will not vest unless the terms of such suspension have been satisfied in such a way that the Restricted Shares have not been forfeited, and, if so, will vest on the later of the applicable date set forth above and the date the terms of the suspension were satisfied.

Restricted Shares that have been forfeited by Grantee pursuant to the provisions of Section 7.4 or Section 7.5 are not eligible for vesting, will not be settled and released, and will be cancelled without payment of any consideration by PNC.

9.3 Settlement and Release of Restricted Shares. Restricted Shares that remain outstanding and have not been forfeited and cancelled pursuant to Section 7.4 or one of the forfeiture provisions of Section 7.5 and that vest pursuant to Section 9.2 will be released from the forfeiture provisions and transfer restrictions of the Agreement. Other than with respect to any shares withheld for taxes pursuant to Section 10.2, released shares will be settled at the time set forth in this Section 9.3 by reissuance and release of said shares to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referred to in Section 3.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative or retained by PNC in accordance with Section 10.2 shall extinguish all right to payment hereunder.

No fractional shares will be reissued, and if the Restricted Shares being released include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock as of the vesting date and paid to Grantee in cash at the time the shares are reissued.

Shares will be reissued and released, and payment will be made for any fractional interest, to Grantee with respect to the settlement of Restricted Shares as soon as administratively practicable (generally within 30 days but in no event before all applicable tax withholding requirements have been satisfied), following the applicable vesting date set forth in Section 9.2 above.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain sufficient whole shares of PNC common stock from Restricted Shares being released pursuant to Section 9 to satisfy the minimum amount of taxes then required to be withheld by the

Corporation in connection herewith. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises. If any withholding is required prior to the time shares are otherwise being released pursuant to Section 9 hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

PNC will not retain more shares than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least 6 months and, in the case of restricted stock, for which it has been at least 6 months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

Restricted Shares will not be settled and released pursuant to Section 9 unless all applicable withholding tax obligations with respect to such shares have been satisfied.

11. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

11.1 “Agreement,” “Award,” and “Award Date.” “Agreement” means the Restricted Stock Award Agreement between PNC and Grantee evidencing the Award granted to Grantee pursuant to the Plan. “Award” means the Award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

11.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 11.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 11.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 11.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

11.3 “Board” means the Board of Directors of PNC.

11.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth therein, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

11.5 “CEO” means the chief executive officer of PNC.

11.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 11.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 11.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

11.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

11.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 11.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

11.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

11.10 “Corporation” means PNC and its Consolidated Subsidiaries.

11.11 “Designated Person” will be either: (a) the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC or his or her delegate, if Grantee is not within one of the groups specified in Section 11.11(a).

11.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

11.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

11.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

11.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

11.16 “Grantee” means the person to whom the Restricted Stock Award is granted, and is identified as Grantee on page 1 of the Agreement.

11.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

11.18 “Person” has the meaning specified in the definition of “Change of Control” in Section 11.6.

11.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

11.20 “PNC” means The PNC Financial Services Group, Inc.

11.21 “Qualifying Retirement” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.22 “Qualifying Disability Termination” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.23 “Restricted Period” has the meaning specified in Section 9.

11.24 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

11.25 “Retiree” means a Grantee who has Retired.

11.26 “SEC” means the United States Securities and Exchange Commission.

11.27 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

11.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

11.29 “Tranche(s)” or “First, Second or Third Tranche” have the meanings set forth in Section 2.

12. Employment. Neither the Award and the issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Award (regardless of whether the Restricted Shares ultimately vest, settle and are released); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Grantee, the Award, and any right to receive Shares or other value pursuant to the Award and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date and the Restricted Shares will be issued as soon thereafter as administratively practicable.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends in connection with such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Award Date but before the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Restricted Shares been issued on the Award Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

Long-Term Restricted Stock Award

Continuous Employment Condition

Standard Restricted Periods: Three Years for 25%; Four Years for another 25%; and Five Years for the remainder

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AWARD AGREEMENT

* * *

GRANTEE:	< name >

AWARD DATE:	, 20

RESTRICTED SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Award Agreement (the “Agreement”) are defined in Section 11 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Shares Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of restricted shares of PNC common stock set forth above (the “Award” and the “Restricted Shares”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

For purposes of determining the Restricted Period, service requirements and other conditions applicable to each portion of the Restricted Shares under the Agreement, the Restricted Shares are divided into three “Tranches” as follows:

(a) twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the First Tranche of Restricted Shares;

(b) another twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the Second Tranche of Restricted Shares; and

(c) the remaining shares are in the Third Tranche of Restricted Shares.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Shares are subject to a Restricted Period as provided in Section 9. Each Tranche of Restricted Shares is subject to forfeiture and to transfer restrictions pursuant to the terms and conditions of the Agreement during the term of the Restricted Period applicable to that Tranche of Restricted Shares and until the conditions of the Agreement have been satisfied with respect to such shares and they vest and are released from the provisions of the Agreement in accordance with Section 9.

Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee in a restricted account or credited to a restricted book-entry account. Restricted Shares will be held in a restricted account until either (i) the conditions of the Agreement have been satisfied with respect to such shares and the shares are released in accordance with Section 9 or (ii) the shares are forfeited pursuant to the terms of the Agreement, as the case may be.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares that are forfeited by Grantee pursuant to and in accordance with the terms of Section 7 on failure to meet applicable service or conduct conditions of the Agreement will be cancelled without payment of any consideration by PNC.

Restricted Shares deposited with PNC or its designee that vest and are settled and released in accordance with the terms of Section 9 following satisfaction of all of the conditions of the Agreement with respect to those shares will be released from the restricted account and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referenced above.

4. Rights as Shareholder. Except as provided in Sections 6 through 9 and subject to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to outstanding Restricted Shares from and after issuance of the shares in accordance with Section 17, including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares issued pursuant to the Award shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Restricted Shares that have not yet vested and been released from the terms of the Agreement in accordance with the provisions of Section 9 shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares and shall have the same Restricted Period and service, conduct and other conditions and forfeiture provisions as those applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Shares may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated, other than as may be required pursuant to Section 10.2, unless and until all of the conditions of the Agreement have been satisfied with respect to such Restricted Shares, the applicable Restricted Period terminates, and the Restricted Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares are released and reissued by PNC in accordance with Section 9, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture Provisions: Forfeiture on Failure to Meet Applicable Service or Conduct Conditions.

Restricted Shares are subject to satisfaction of the applicable service and conduct conditions set forth in this Section 7. Upon failure to meet the conditions applicable to all or any portion of the Restricted Shares, all affected Restricted Shares that have not yet vested and been released from the terms of the Agreement pursuant to Section 9 will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

Upon any forfeiture of Restricted Shares pursuant to the provisions of this Section 7, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in or with respect to such shares or any certificate or certificates representing such shares.

7.1 Service Requirements. Grantee will meet the service requirements with respect to the Restricted Shares, or applicable portion thereof if so specified, if Grantee meets the conditions of (i), (ii), (iii), (iv), (v) or (iv) below with respect to those shares. If more than one of the following is applicable with respect to those shares, Grantee will have met the service requirements for those shares upon the first to occur of such conditions.

(i)

Grantee continues to be employed by the Corporation through and including the day immediately preceding the 3rd anniversary of the Award Date with respect to the First Tranche Shares, through and including the day immediately preceding the 4th anniversary of the Award Date with respect to the Second Tranche Shares, or through and including the day immediately preceding the 5th anniversary of the Award Date with respect to the Third Tranche Shares, as the case may be.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 11) and not for Cause (as defined in Section 11) and PNC’s Designated Person (as defined in Section 11) affirmatively approves the vesting of the outstanding First Tranche Shares, Second Tranche Shares, or Third Tranche Shares, as the case may be, in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Disability Termination” with respect to those Restricted Shares or Tranche of Restricted Shares as of the time such affirmative approval of vesting occurs).

(iv)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 11).

(v)	A Change of Control (as defined in Section 11) occurs and, as of the day immediately preceding the Change of Control, Grantee either (a) is an employee of the Corporation or (b) was an employee of the Corporation until such time as Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause and Grantee’s Restricted Shares or portion thereof that had not already vested remains outstanding pending affirmative approval of vesting of such outstanding Tranche or Tranches of Restricted Shares by PNC’s Designated Person in accordance with Section 7.2.

(vi)	The Compensation Committee or its delegate determines, in their sole discretion, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, the service requirements will be deemed to have been satisfied with respect to such shares, and such other accompanying restrictions, terms or conditions, if any, as the Compensation Committee or its delegate may in their sole discretion determine have been satisfied, all in accordance with Section 7.3.

7.2 Process for Affirmative Approval by PNC’s Designated Person as a Condition of a Qualifying Disability Termination or a Qualifying Retirement with respect to a Tranche or Tranches of Restricted Shares. Where Grantee will meet the service requirements with respect to the Restricted Shares or an applicable Tranche or Tranches thereof by reason of a Qualifying Disability Termination as set forth in Section 7.1(iii) only if PNC’s Designated Person affirmatively approves the vesting of Grantee’s Restricted Shares or an applicable Tranche or Tranches thereof in a timely fashion as set forth in this Section 7.2, the provisions set forth in subsections (a) and (b) below will apply.

Further, until such time, if any, as the affirmative approval of the vesting of the Restricted Shares or applicable Tranche or Tranches thereof determination is made as set forth in subsection (a) below and such shares vest and are released in accordance with the provisions of Section 9, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the 3rd, 4th or 5th anniversary of the Award Date with respect to the First, Second or Third Tranche of the Restricted Shares, as the case may be, by the Corporation by reason of Grantee’s Disability and not for Cause, the affected Restricted Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, the affected Restricted Shares will, subject to the forfeiture provisions of Section 7.5 and of Section 7.2(b) below, remain outstanding pending and subject to affirmative approval of the vesting of the affected Tranche or Tranches of Restricted Shares pursuant to this Section 7.2(a) by the Designated Person specified in Section 11.

If an affected Tranche of Restricted Shares is still outstanding but PNC’s Designated Person has not made a specific determination to either approve or disapprove the vesting of an affected Tranche of Restricted Shares by the day immediately preceding the 3rd, 4th or 5th anniversary of the Award Date with respect to the First, Second or Third Tranche of the Restricted Shares, as applicable, then the period during which such affected shares remain eligible for vesting will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the anniversary of the Award Date applicable to such Tranche, if the Designated Person is the Chief Human Resources Officer of PNC or delegate, or (ii) the 180th day following such anniversary date if the Designated Person is the Compensation Committee or its delegate, whichever is applicable; provided, however, if the Compensation Committee has acted to suspend the vesting of such Restricted Shares pursuant to Section 7.5(c), the period during which such Restricted Shares will remain eligible for vesting will be extended until the terms of such suspension have been satisfied.

If the affected Restricted Shares or Tranche of Restricted Shares remains outstanding and has not been forfeited pursuant to the provisions of Section 7.5 and the vesting of such shares is affirmatively approved by PNC’s Designated Person on or prior to the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, then the service requirement with respect to such shares will be deemed to have been satisfied pursuant to Section 7.1(iii) on the date of such approval.

(b) If PNC’s Designated Person disapproves the vesting of an affected Tranche of Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting of such shares, then any such shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable period for such approval set forth above with respect to such Tranche of Restricted Shares, including any extension of such period, if applicable, PNC’s Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such Tranche of Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then any such shares that are still outstanding will be forfeited by Grantee to PNC as of close of business on the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, without payment of any consideration by PNC.

7.3 Other Compensation Committee Authority. Prior to the 3rd anniversary of the Award Date in the case of the First Tranche Shares, or the 4th or 5th anniversary of the Award Date in the case of the Second or Third Tranche Shares, respectively, the Compensation Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, that the service requirement with respect to such Restricted Shares or portion thereof will be deemed to have been satisfied and that such shares or portion thereof shall vest, all subject to such restrictions, terms or conditions as the Compensation Committee or its delegate may in their sole discretion determine.

7.4 Forfeiture on Failure to Meet Service Requirements.

(a) If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements as set forth in Section 7.1 with respect to one or more Tranches of outstanding Restricted Shares and such shares do not remain eligible for satisfaction of the service requirements of Section 7.1 post-employment pursuant to Section 7.2, Section 7.3 or Section 8, or any combination thereof, then any such Tranche or Tranches of Restricted Shares will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 11), and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

(b) If, at the time Grantee ceases to be employed by the Corporation, some or all of Grantee’s Restricted Shares remain eligible for the service requirements of Section 7.1 to be satisfied post-employment, such eligible shares shall remain outstanding pending such satisfaction until either (i) the shares are forfeited and cancelled pursuant to Section 7.5 prior to vesting, or are forfeited and cancelled for failure to vest pursuant to Section 7.2(b) or for failure to meet any conditions required for vesting pursuant to Section 7.3, or (ii) all of the service requirement conditions with respect to such shares have been satisfied and the shares vest and are released pursuant to Section 9, whichever first occurs.

Any Restricted Shares that are forfeited pursuant to the provisions of Section 7.2(b) or Section 7.5 will be cancelled in accordance with the terms of such section, and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

7.5	Forfeiture on Termination for Cause or Upon Determination of Detrimental Conduct; Suspension and Forfeiture Related to Judicial Criminal Proceedings.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 5th anniversary of the Award Date and prior to the occurrence of a Change of Control, if any, then any Restricted Shares that have not yet vested and been released pursuant to Section 9 and are otherwise outstanding on Grantee’s Termination Date, together with the right to receive any payment on or after Grantee’s Termination Date with respect to dividends on those shares, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Detrimental Conduct. Restricted Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, pending affirmative approval of vesting will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC (and the right to receive any payment of dividends with respect to any such shares will also cease on the date such shares are forfeited) in the event that, at any time prior to the date such shares vest and are released in accordance with the provisions of Section 9, PNC determines as set forth in Section 11.12 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Shares on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that: (i) this Section 7.5(b) will not apply to Restricted Shares that vest in the event of Grantee’s death while an employee of the Corporation pursuant to Section 9.2(iii) or on Grantee’s Termination Date pursuant to Section 9.2(v) in the event that Grantee’s termination of employment was an Anticipatory Termination, if any; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (iii) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (iv) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

(c) Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Shares or any portion thereof are still outstanding and have not yet vested and been released in accordance with Section 9, the Compensation Committee may determine to suspend the vesting of any such Restricted Shares or to require the escrow of the proceeds of the shares.

Any such suspension or escrow is subject to the following restrictions:

(1) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(B) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(C) Grantee’s death;

(D) the occurrence of a Change of Control; or

(E) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(2) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of such Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (1)(B) or (1)(E) above.

If the suspension or escrow is terminated by the occurrence of an event set forth in clause (1)(A) above, such Restricted Shares and any escrowed amounts will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, then with respect to all then outstanding Restricted Shares, if any, the service requirements will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares that have not already vested shall vest as of the end of the day immediately preceding the Change of Control; (ii) if Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause prior to the occurrence of the Change of Control, and all or a portion of the Restricted Shares remained outstanding after such termination of employment and are still outstanding pending and subject to affirmative approval of the vesting of such shares by PNC’s Designated Person pursuant to Sections 7.1 and 7.2, or if all or a portion of the Restricted Shares otherwise remain outstanding pursuant to Section 7.3, then with respect to all such unvested Restricted Shares outstanding as of the day immediately preceding the Change of Control, any such affirmative vesting approval will be deemed to have been given, the service requirements and any other conditions for vesting will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares shall vest, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby vest pursuant to this Section 8 will settle and be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such vesting date.

9. Vesting, Settlement and Release of Restricted Shares.

9.1 Restricted Period.

Restricted Shares are subject to a Restricted Period during which the shares are subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement. The Restricted Period with respect to the Restricted Shares, or applicable portion thereof if different, is subject to early termination if so determined by the Compensation Committee or its delegate or pursuant to Section 7.3, if applicable, and is the period from the Award Date until the time the Restricted Shares, or applicable portion thereof if different, vest and are released from restriction pursuant to the applicable provisions of Section 9.

9.2 Vesting. The Restricted Shares (or applicable portion thereof, if different) will vest as set forth below, provided that Grantee has satisfied the applicable service requirements set forth in Section 7.1 with respect to the Restricted Shares or applicable portion thereof and the shares have not otherwise been forfeited and are still outstanding at the time or if such shares otherwise vest pursuant to Section 8.

(i)

On the 3rd, 4th or 5th anniversary of the Award Grant Date, as the case may be, with respect to the First, Second or Third Tranche of Restricted Shares, as applicable, if Grantee remains an employee of the Corporation through and including the day immediately prior to the applicable anniversary date for such Tranche;

(ii)	Where Grantee has a Qualifying Disability Termination with respect to the Restricted Shares or applicable Tranche thereof, on the date PNC’s Designated Person affirmatively approves the vesting of such Restricted Shares or Tranche of Restricted Shares, as applicable;

(iii)	On the date of Grantee’s death if Grantee died while an employee of the Corporation;

(viii)	As of the end of the day immediately preceding the date of the Change of Control if and to the extent Grantee’s Restricted Shares are outstanding and eligible to vest upon the occurrence of a Change of Control and do so vest under the provisions of Section 8;

(ix)	As of the end of the day immediately preceding Grantee’s Termination Date if such Restricted Shares had not previously vested and are outstanding as of the day immediately preceding Grantee’s Termination Date and Grantee’s termination of employment was an Anticipatory Termination; and

(vi)	On such earlier date, if any, as the Compensation Committee or its delegate determines, in its sole discretion, to vest any such shares pursuant to Section 7.3;

provided, however, if the Compensation Committee has acted to suspend the vesting of the Restricted Shares or applicable portion thereof pursuant to Section 7.5(c), those Restricted Shares will not vest unless the terms of such suspension have been satisfied in such a way that the Restricted Shares have not been forfeited, and, if so, will vest on the later of the applicable date set forth above and the date the terms of the suspension were satisfied.

Restricted Shares that have been forfeited by Grantee pursuant to the provisions of Section 7.4 or Section 7.5 are not eligible for vesting, will not be settled and released, and will be cancelled without payment of any consideration by PNC.

9.3 Settlement and Release of Restricted Shares. Restricted Shares that remain outstanding and have not been forfeited and cancelled pursuant to Section 7.4 or one of the forfeiture provisions of Section 7.5 and that vest pursuant to Section 9.2 will be released from the forfeiture provisions and transfer restrictions of the Agreement. Other than with respect to any shares withheld for taxes pursuant to Section 10.2, released shares will be settled at the time set forth in this Section 9.3 by reissuance and release of said shares to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referred to in Section 3.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative or retained by PNC in accordance with Section 10.2 shall extinguish all right to payment hereunder.

No fractional shares will be reissued, and if the Restricted Shares being released include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock as of the vesting date and paid to Grantee in cash at the time the shares are reissued.

Shares will be reissued and released, and payment will be made for any fractional interest, to Grantee with respect to the settlement of Restricted Shares as soon as administratively practicable (generally within 30 days but in no event before all applicable tax withholding requirements have been satisfied), following the applicable vesting date set forth in Section 9.2 above.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain sufficient whole shares of PNC common stock from Restricted Shares being released pursuant to Section 9 to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection herewith. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises. If any withholding is required prior to the time shares are otherwise being released pursuant to Section 9 hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

PNC will not retain more shares than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least 6 months and, in the case of restricted stock, for which it has been at least 6 months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

Restricted Shares will not be settled and released pursuant to Section 9 unless all applicable withholding tax obligations with respect to such shares have been satisfied.

11. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

11.1 “Agreement,” “Award,” and “Award Date.” “Agreement” means the Restricted Stock Award Agreement between PNC and Grantee evidencing the Award granted to Grantee pursuant to the Plan. “Award” means the Award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

11.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 11.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 11.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 11.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

11.3 “Board” means the Board of Directors of PNC.

11.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth therein, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

11.5 “CEO” means the chief executive officer of PNC.

11.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 11.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 11.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

11.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

11.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 11.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

11.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

11.10 “Corporation” means PNC and its Consolidated Subsidiaries.

11.11 “Designated Person” will be either: (a) the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC or his or her delegate, if Grantee is not within one of the groups specified in Section 11.11(a).

11.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

11.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

11.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

11.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

11.16 “Grantee” means the person to whom the Restricted Stock Award is granted, and is identified as Grantee on page 1 of the Agreement.

11.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

11.18 “Person” has the meaning specified in the definition of “Change of Control” in Section 11.6.

11.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

11.20 “PNC” means The PNC Financial Services Group, Inc.

11.21 “Qualifying Disability Termination” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.22 “Restricted Period” has the meaning specified in Section 9.

11.23 “SEC” means the United States Securities and Exchange Commission.

11.24 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

11.25 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

11.26 “Tranche(s)” or “First, Second or Third Tranche” have the meanings set forth in Section 2.

12. Employment. Neither the Award and the issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Award (regardless of whether the Restricted Shares ultimately vest, settle and are released); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Grantee, the Award, and any right to receive Shares or other value pursuant to the Award and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date and the Restricted Shares will be issued as soon thereafter as administratively practicable.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends in connection with such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Award Date but before the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Restricted Shares been issued on the Award Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

CASH-PAYABLE RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[Name]

AWARD DATE:	, 20

RESTRICTED SHARE UNITS:	[Number] share units

1. Definitions. Certain terms used in this Cash-Payable Restricted Share Units Award Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Share Units and Related Dividend Equivalents Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a cash-payable award opportunity of the number set forth above of restricted share units (“Restricted Share Units”), together with the opportunity to receive related dividend equivalents (“Dividend Equivalents”), payable in cash, with respect to the same number of shares of PNC common stock as the number of share units set forth above (together, the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 15 and is subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Share Units and Dividend Equivalents are not transferable. The Restricted Share Units, and, to the extent not yet paid, the related Dividend Equivalents, are subject to forfeiture pursuant to the terms and conditions of the Agreement until vesting and settlement of the Restricted Share Units in accordance with the terms of the Agreement.

Restricted Share Units that are not forfeited in accordance with the terms of Section 5 and that vest in accordance with the terms of Section 6 will be settled and paid out pursuant to and in accordance with the terms of that Section 6. Restricted Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units to which they relate and therefore shall terminate, without payment of any consideration by PNC, upon the cancellation or settlement, whichever is applicable, of the Restricted Share Units to which they relate.

4. Dividend Equivalents.

Dividend Equivalents. These Dividend Equivalents are related to the Restricted Share Units, and Dividend Equivalent payments are applicable for the period during which the Tranche of Restricted Share

Units to which they relate is outstanding. Dividend Equivalents apply to the period from and after the Award Date until such time as the applicable Tranche of Restricted Share Units granted in connection with the Dividend Equivalents either (i) vests pursuant to and in accordance with the terms of Section 6 or (ii) is cancelled upon forfeiture in accordance with the terms of Section 5. At the end of such period (either the vesting date in accordance with Section 6 or cancellation date in accordance with Section 5), the Dividend Equivalents terminate.

Once the Agreement is effective in accordance with Section 15 and subject to the terms and conditions of this Section 4, the Corporation will make Dividend Equivalents payments to Grantee, where applicable, of cash equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during the Dividend Equivalents period.

Payment. The Corporation will make Dividend Equivalents payments to Grantee where applicable pursuant to this Section 4 each quarter following the dividend payment date that relates to such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date. Dividend Equivalents payments are subject to the additional conditions set forth below, and except as otherwise provided below, Dividend Equivalents will not be payable with respect to a dividend unless the Restricted Share Units to which the Dividend Equivalents relate were outstanding on both the dividend record date and dividend payment date for such dividend.

Additional Conditions. Termination or cancellation of the right to ongoing Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units vest pursuant to and in accordance with the terms of Section 6 and if such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

However, if the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units are cancelled upon forfeiture in accordance with the terms of Section 5, Grantee will not receive any dividend equivalent payments on or after such forfeiture date, whether or not a dividend record date had occurred prior to such date.

5. Forfeiture Events; Termination of Award Upon Forfeiture of Units.

(a) Termination of Award Upon Forfeiture of Units. The Award is subject to the forfeiture provisions set forth in this Section 5. Upon forfeiture and cancellation of Restricted Share Units and the right to receive payment with respect to related Dividend Equivalents pursuant to the terms and conditions of Section 5, the Award will terminate and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement.

(b) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Award Date and prior to the occurrence of a Change of Control, if any, then all then outstanding Restricted Share Units, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the related Dividend Equivalents, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(c) Competitive Activities. Restricted Share Units that would otherwise remain outstanding after Grantee’s Termination Date, if any, together with the right to receive payment with respect to related Dividend Equivalents, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC in the event that, at any time prior to the date such Restricted Share Units, if any, vest in accordance with Section 6, PNC by PNC’s Designated Person determines in its sole discretion that Grantee has engaged in Competitive Activities and, if so, determines in its sole discretion to cancel such Restricted Share Units on the basis of such determination that Grantee has engaged in Competitive Activities; provided, however, that no determination that Grantee has engaged in Competitive Activities may be made on or after the date of Grantee’s death or on or after the date of a Change of Control.

For purposes of this Section 5(c), “Competitive Activities” shall mean any participation in, employment by, ownership of any equity interest exceeding 1% in, or promotion or organization of, any Person (other than PNC or any of its subsidiaries) engaged in financial services activities, including but not limited to a bank, bank affiliate, broker, dealer, or hedge fund, whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

6. Vesting and Settlement of Restricted Share Units.

(a) Vesting. For the purpose of determining the vesting date applicable to each portion of the Award, the Restricted Share Units are divided into three “Tranches” as follows: (1) 1/3 of the share units (rounded down to the nearest whole share unit) are in the First Tranche of the Restricted Share Units; (2) another 1/3 of the share units (rounded down to the nearest whole share unit) are in the Second Tranche of the Restricted Share Units; and (3) the remaining share units are in the Third Tranche of the Restricted Share Units.

Grantee’s Restricted Share Units will vest upon the earliest to occur of the events set forth in subclauses (i), (ii) and (iii) below, provided that the Restricted Share Units have not been forfeited prior to such event pursuant to the provisions of Section 5 and remain outstanding at the time:

(i) the 1st anniversary of the Award Date in the case of the First Tranche share units, the 2nd anniversary of the Award Date in the case of the Second Tranche share units, and the 3rd anniversary of the Award Date in the case of the Third Tranche share units, respectively;

(ii) Grantee’s death; and

(iii) the occurrence of a Change of Control.

Restricted Share Units that have been forfeited by Grantee pursuant to the provisions of Section 5 are not eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

The Dividend Equivalents period with respect to Dividend Equivalents related to an applicable Tranche of Restricted Share Units will end and such Dividend Equivalents will terminate either on the vesting date for such Tranche of Restricted Share Units in accordance with Section 6 or on the cancellation date for such Restricted Share Units in accordance with Section 5, as applicable.

(b) Settlement Amount. Restricted Share Units that have vested will be settled by the payment to Grantee of cash in an amount equal to the number of Restricted Share Units being settled multiplied by the Fair Market Value of a share of PNC common stock on the vesting date or by the per share value otherwise provided pursuant to Section 8 as applicable.

Payout timing for vested Restricted Share Units being settled is set forth in Section 6(c).

(c) Payout Timing. Payment will be made to Grantee in settlement of Restricted Share Units that have vested as soon as practicable after the vesting date set forth in the applicable subclause of Section 6(a), generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the following:

•

Where vesting occurs pursuant to Section 6(a)(ii) upon Grantee’s death, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death

•	Where vesting occurs pursuant to Section 6(a)(iii) on the occurrence of a Change of Control:

(1)

If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code, payment will be made as soon as practicable after the Change of Control date, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits

(2)

If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code, then payment will be made as soon as practicable after the 1st, 2nd, or 3rd anniversary of the Award Date, as applicable to the First, Second or Third Tranche, respectively (that is, the date that would have been the scheduled vesting date for such Tranche of the Restricted Share Units had they vested pursuant to Section 6(a)(i) rather than pursuant to Section 6(a)(iii)), but in no event later than December 31st of the year in which such scheduled vesting date occurs

•

Where vesting occurs pursuant to Section 6(a)(iii) on the occurrence of a Change of Control and payment is scheduled for as soon as practicable after the applicable anniversary of the Award Date pursuant to clause (2) above but Grantee dies prior to that scheduled payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death, provided, however, that payment will be made no later than the latest time specified herein for payment had Grantee not died prior to the scheduled payout date

Payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements have been satisfied.

7. No Rights as Shareholder. Grantee will have no rights as a shareholder of PNC by virtue of this Award.

8. Capital Adjustments.

(a) Except as otherwise provided in Section 8(b), if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that outstanding vested Restricted Share Units are settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation measuring the value per Share Unit of any award amount authorized for payment to Grantee pursuant to Section 6 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

(b) Upon the occurrence of a Change of Control, the number, class and kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, and the value per Share Unit will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time vested Restricted Share Units are settled and paid out in accordance with the terms of Section 6, such payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and related Dividend Equivalents nor any payment with respect to such Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

14.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

14.2 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

14.3. Compliance with U.S. Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

14.4 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive value pursuant to the Award and to retain any such value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

14.5 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

15. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Cash-Payable Restricted Share Units Award Agreement between PNC and Grantee evidencing the Restricted Share Units and related Dividend Equivalents award granted to Grantee pursuant to the Plan.

A.2 “Award” and “Award Date.” “Award” means the Restricted Share Units and related Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units and related Dividend Equivalents are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

A.3 “Board” means the Board of Directors of PNC.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when PNC, by PNC’s CEO or any other executive officer of PNC, determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.8 “Competitive Activities” has the meaning set forth in Section 5(c) of the Agreement.

A.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.10 “Corporation” means PNC and its Consolidated Subsidiaries.

A.11 “Designated Person” shall mean PNC’s CEO, any other executive officer of PNC, or any other individual as may be designated in writing by an executive officer of PNC to act as a Designated Person for purposes of the Agreement.

A.12 “Dividend Equivalents” means the opportunity to receive dividend-equivalents granted to Grantee pursuant to the Plan in connection with the Restricted Stock Units to which they relate and evidenced by the Agreement.

A.13 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.14 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.15 “Grantee” means the person to whom the Restricted Share Units and related Dividend Equivalents award is granted, and is identified as Grantee on page 1 of the Agreement.

A.16 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.17 “Person” shall have the meaning specified in the definition of “Change of Control” in Section A.6.

A.18 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

A.19 “PNC” means The PNC Financial Services Group, Inc.

A.20 “Restricted Share Units” means the award opportunity of the number of cash-payable restricted share units specified as the Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 8 of the Agreement if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

A.21 “SEC” means the United States Securities and Exchange Commission.

A.22 “Section 409A” means Section 409A of the United States Internal Revenue Code.

A.23 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

A.24 “Share” means a share of PNC common stock.

A.25 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.